--------------------------------------------------------------------------------
                         THE BLACKROCK HIGH YIELD TRUST
                       SEMI-ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISOR
--------------------------------------------------------------------------------

                                                                    May 31, 2001

Dear Shareholder:

      The semi-annual period was marked by the Federal Reserve's aggressive response to the dramatic U.S. led global economic slowdown. Economic weakness intensified as Gross Domestic Product ("GDP") growth slowed to a pace of 2% from 3% over the six-month period. The U.S. slowdown was primarily driven by a near collapse in corporate spending and expansion as profits declined, as well as a significant reduction of inventories. In the first quarter of 2001, the U.S Treasury yield curve steepening of 100 basis points between 2-year and 30-year Treasuries dominated performance in the fixed income market as the Fed eased the discount rate 150 basis points over the quarter and then an additional 50 basis points in April 2001 to 4.50%.

      Despite the aggressive Fed easing of interest rates due to concerns that economic activity may continue to be "unacceptably weak," all high quality spread sectors outperformed Treasuries over the period.

      Since March 2000, there has been an equity market decline of approximately 20%. With no immediate stimulus, this decline will place significant reliance on monetary policy. Looking forward, we believe the revival of profit growth and continued robust spending rates by consumers in the face of a negative savings rate may require a Fed funds rate of 3.5% to 4.0%. A Fed that can move aggressively as inflationary expectations move down should continue to foster increased risk tolerances in the market. While the direct beneficiaries of declining inflation and Treasury surpluses should be short and intermediate Treasuries, the longer-term beneficiary should be the long-end of the Treasury market, particularly 15-year to 20-year Treasuries. We believe investors will more readily embrace high quality spread assets as substitutes for intermediate Treasuries in the future. We also believe that the GDP growth rate will remain far below the 5.0% of 2000, as consumers spend less and save more.

      This semi-annual report contains a summary of market conditions during the semi-annual period and a review of portfolio strategy by your Trust's managers in addition to the Trust's unaudited financial statements and a detailed list of the portfolio's holdings. Continued thanks for your confidence in BlackRock. We appreciate the opportunity to help you achieve your long-term investment goals.

Sincerely,


/s/ Laurence D. Fink                          /s/ Ralph L. Schlosstein
--------------------                          ------------------------
Laurence D. Fink                              Ralph L. Schlosstein
Chairman                                      President

                                                                    May 31, 2001
Dear Shareholder:

     We are pleased to present the unaudited semi-annual report for The BlackRock High Yield Trust ("the Trust") for the six months ended April 30, 2001. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments and discuss the Trust's portfolio management activity.

     The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BHY". The Trust's primary investment objective is to provide high current income, and its secondary objective is capital appreciation. The Trust seeks to achieve this objective by investing at least 80% of the portfolio in high yield or "junk bonds" (rated "BB" or below by a major rating agency or of equivalent quality).

     The table below summarizes the changes in the Trust's stock price and NAV over the period:

                                        --------------------------------------------------------------------------------
                                                  4/30/01       10/31/00       CHANGE          HIGH            LOW
------------------------------------------------------------------------------------------------------------------------
  STOCK PRICE                                     $12.13         $11.875           2.15%      $13.95        $10.875
------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE (NAV)                           $ 9.39         $10.60          (11.42%)     $10.60        $ 9.32
------------------------------------------------------------------------------------------------------------------------
  10-YEAR TREASURY NOTE YIELD                       5.34%          5.75%          (7.13%)       5.86%         4.75%
------------------------------------------------------------------------------------------------------------------------

THE FIXED INCOME MARKETS

     Investor hopes for a soft landing quickly turned to fears of a recession as the U.S. economy rapidly deteriorated over the first part of the period. This economic weakness intensified in the beginning of 2001 as GDP growth slowed over the six-month period to 2% from 3%. Increasing pressure on corporate profits restrained investment spending, subsequently reducing the demand for capital goods and output. Despite eroding consumer confidence, slower economic growth, mounting layoffs, and the reduction of over $5 trillion of wealth from the decline of the equity markets from their early year 2000 highs, the consumer remains relatively resilient. According to the minutes of the April 18, 2001 Federal Open Market Committee meeting, "Capital investment has continued to soften and the persistent erosion in current and expected profitability, in combination with rising uncertainty about the business outlook, seems poised to dampen capital spending going forward. This potential restraint, together with the possible effects of earlier reductions in equity wealth on consumption and the risk of slower growth abroad, threatens to keep the pace of economic activity unacceptably weak." Over the period, the Federal Reserve aggressively lowered the discount rate by a total of 2.00% to bring the current discount rate to 4.50%. Additionally, at the May meeting, the Fed cut rates by 50 basis points for the fifth time this year.

     U.S. Treasury yields began to regain their characteristic slopes in the beginning of the period after nearly a year of inversion caused by $30 billion of Treasury buybacks and multiple Federal Reserve tightenings. The 2-year Treasury note rallied in response to a slumping economy and a volatile equity market. The markets have been further supported by Fed actions, which cut rates by 50 basis points on four occasions over the period. The yield curve at the end of the period reflected expectations of another 100 basis points of easing by September. As of April 30, 2001, the 10-year Treasury was yielding 5.34% versus 5.75% on October 31, 2000.

     The semi-annual period proved to be extremely challenging for the high yield market, which returned 2.82% for the period as measured by the DLJ HIGH YIELD INDEX versus 6.22% for the LEHMAN AGGREGATE. During the period, continued outflows from high yield mutual funds, increasing defaults, and signs of a suffering U.S. economy combined with other factors to produce a poor environment for high yield corporates. The high yield market briefly began a turn-around in December, but the momentum was short-lived. The markets slowed again in February, reflecting a more cautious tone and the overall weakness in the market. During the period, investors favored higher quality, BB issues and sectors with strong secular momentum. Chemicals, retail and healthcare posted the best performance while telecom and information technology underperformed. New issuance increased significantly, totaling $34.0 billion, compared to the $41.6 billion raised in all of 2000.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

     The Trust's portfolio is actively managed to diversify exposure to various sectors, issuers, revenue sources and security types. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trust to capitalize upon changing market conditions by rotating industry sectors, credits and coupons.

     After careful evaluation of the current and anticipated level of the Trust's net investment income, the Board of Directors voted to adjust the Trust's monthly dividend to $0.128125 ($1.5375 annualized) from $0.14375 ($1.7250 annualized), effective with the April dividend payment. This adjustment was made after careful evaluation of the current and anticipated level of the Trust's net investment income.

     The Trust began to shift its focus to both ends of the credit quality spectrum, increasing its positions in B and CCC ratings, while decreasing its positions in BB's. New issue supply of high yield bonds increased significantly and investor demand for high quality remained strong. BB's outperformed B's as the credit curve continued to steepen throughout the period. Due to the environment of deteriorating credit quality and over-issuance, the best performing sectors for the period were industries with strong secular momentum such as chemicals, energy and healthcare, while the worst performers were telecom and technology.

     The following charts show the Trust's current and October 31, 2000 credit quality allocations:

  CREDIT RATING*                        APRIL 30, 2001       OCTOBER 31, 2000
--------------------------------------------------------------------------------
  BBB/Baa                                      2%                   4%
--------------------------------------------------------------------------------
  BB/Ba                                       19%                  24%
--------------------------------------------------------------------------------
  B/B                                         66%                  60%
--------------------------------------------------------------------------------
  CCC/Caa                                      8%                   6%
--------------------------------------------------------------------------------
  Not Rated                                    5%                   6%
--------------------------------------------------------------------------------

----------
* Using the higher of Standard & Poor's, Moody's or Fitch's rating.

     We look forward to continuing to manage the Trust to benefit from the opportunities available to investors in the high yield fixed income market as well as maintain the Trust's ability to meet its investment objectives. We thank you for your investment and continued interest in The BlackRock High Yield Trust. Please feel free to call our marketing center at (800) 227-7BFM (7236) if you have any specific questions, which were not addressed in this report.

Sincerely,


/s/ Robert S. Kapito                    /s/ Dennis Schaney
-----------------------------------     ---------------------------------------
Robert S. Kapito                        Dennis Schaney
Vice Chairman and Portfolio Manager     Managing Director and Portfolio Manager

--------------------------------------------------------------------------------
                         THE BLACKROCK HIGH YIELD TRUST
--------------------------------------------------------------------------------
  Symbol on New York Stock Exchange:                              BHY
--------------------------------------------------------------------------------
  Initial Offering Date:                                   December 23, 1998
--------------------------------------------------------------------------------
  Closing Stock Price as of 4/30/01:                               $12.13
--------------------------------------------------------------------------------
  Net Asset Value as of 4/30/01:                                   $ 9.39
--------------------------------------------------------------------------------
  Yield on Closing Stock Price as of 4/30/01 ($12.13)(1):           12.68%
--------------------------------------------------------------------------------
  Current Monthly Distribution per Share(2):                       $ 0.128125
--------------------------------------------------------------------------------
  Current Annualized Distribution per Share(2):                    $ 1.537500
--------------------------------------------------------------------------------
(1) Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.
(2)   Distribution is not constant and is subject to change.


                         PRIVACY PRINCIPLES OF THE TRUST

     The Trust is committed to maintaining the privacy of shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how we protect that information and why, in certain cases, we may share information with select other parties.

     Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

     The Trust restricts access to non-public personal information about the shareholders to BlackRock employees with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

--------------------------------------------------------------------------------
THE BLACKROCK HIGH YIELD TRUST
PORTFOLIO OF INVESTMENTS
APRIL 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
       PRINCIPAL
        AMOUNT                                                         VALUE
RATING*  (000)           DESCRIPTION                                  (NOTE 1)
--------------------------------------------------------------------------------
              LONG-TERM INVESTMENTS--144.2%
              CORPORATE BONDS--141.7%
              AERO & DEFENSE--1.7%
B3    $1,500  Condor Systems, Inc.,
                 Sr. Sub. Note,
                 11.88%, 5/1/09 .................................   $   990,000
                                                                    -----------
              AIR TRANSPORT--4.4%
              Amtran, Inc., Sr. Notes,
B+     2,000     9.63%, 12/15/05 ................................     1,660,000
B+     1,000     10.50%, 8/1/04 .................................       950,000
                                                                    -----------
                                                                      2,610,000
                                                                    -----------
              AUTOMOTIVE--9.4%
B      2,000  Group 1 Automotive, Inc.,
                 Sr. Sub. Note,
                 10.88%, 3/1/09 .................................     1,820,000
B      4,000  Sonic Automotive, Inc.,
                 Sr. Sub. Note,
                 11.00%, 8/1/08 .................................     3,760,000
                                                                    -----------
                                                                      5,580,000
                                                                    -----------
              BUILDING & DEVELOPMENT--4.4%
Ba1    1,450  D.R. Horton, Inc., Sr. Note,
                 10.50%, 4/1/05 .................................     1,551,500
BB-    1,000  K. Hovnanian Enterprises,  Inc.,
                 Sr. Note,
                 10.50%, 10/1/07 ................................     1,030,000
                                                                    -----------
                                                                      2,581,500
                                                                    -----------
              CABLE TV--6.0%
B+     1,000  Charter Communication Holdings,
                 Sr. Note,
                 10.75%, 10/1/09 ................................     1,080,000
NR     3,000  Knology Holdings, Inc., Sr. Note,
                 (11.875% commencing 10/15/02),
                 Zero coupon, 10/15/07 ..........................       810,000
B-     2,500  United Pan-Europe, Sr. Note,
                 11.50%, 2/1/10 .................................     1,625,000
B        500  Worldwide Fiber, Inc., Sr. Note,
                 12.50%, 12/15/05 ...............................        65,000
                                                                    -----------
                                                                      3,580,000
                                                                    -----------
              CHEMICAL--4.3%
Ba2    1,000  Hercules, Inc.**, Sr. Note,
                 11.13%, 11/15/07 ...............................     1,020,000
B+     1,500  Lyondell Chemical Co., Sr. Sec. Note,
                 10.88%, 5/1/09 .................................     1,530,000
                                                                    -----------
                                                                      2,550,000
                                                                    -----------
              CLOTHING & TEXTILES--3.7%
NR     3,500+ Kasper ASL Ltd., Sr. Note,
                 13.00%, 3/31/04 ................................     1,225,000
B-     1,000  St. John Knits International, Inc.,
                 Sr. Sub. Note,
                 12.50%, 7/1/09 .................................       980,000
                                                                    -----------
                                                                      2,205,000
                                                                    -----------
              CONGLOMERATES--0.6%
B-     1,000  Px Escrow Corp., Sr. Sub. Note,
                 (9.625% commencing 2/1/02),
                 Zero coupon, 2/1/06 ............................       350,000
                                                                    -----------
              CONTAINERS & GLASS--2.6%
B      1,500  U.S. Can Corp.**, Sr. Sub. Note,
                 12.38%, 10/1/10 ................................     1,530,000
                                                                    -----------
              COSMETICS & TOILETRIES--2.6%
CCC    3,250  Revlon Consumer Products Corp.,
                 Sr. Sub Note,
                 8.63%, 2/1/08 ..................................     1,527,500
                                                                    -----------
              ELECTRONICS--3.4%
B-     2,000  Knowles Electronics, Inc.,
                 Sr. Sub. Note,
                 13.13%, 10/15/09 ...............................     2,000,000
Ca       500+ PSI Net, Inc., Sr. Note,
                 11.00%, 8/1/09 .................................        37,500
                                                                    -----------
                                                                      2,037,500
                                                                    -----------

              FINANCIAL INTERMEDIARIES--14.1%
Ba3    2,500  First Dominion Funding II**,
                 Ser. 1-A, Class D-1,
                 11.61%, 4/25/14 ................................     2,275,000
CCC+   2,000  Madison River Capital Corp.,
                 Sr. Note, 13.25%, 3/1/10 .......................     1,340,000
Ba3    1,500  Orion Power Holdings, Inc.**,
                 Sr. Note, 12.00%, 5/1/10 .......................     1,650,000
B      1,000  Penhall International Corp.,
                 Sr. Note, 12.00%, 8/1/06 .......................       990,000
Baa3   2,000  Zais Investment Grade Ltd.**,
                 Note, Class C,
                 9.95%, 9/23/14 .................................     2,080,000
                                                                    -----------
                                                                      8,335,000
                                                                    -----------
              FOOD PRODUCTS--0.0%
NR     1,200+ Nebco Evans Holding Co.,
                 Sr. Sub. Note, (12.375%
                 commencing 7/15/02),
                 Zero coupon, 7/15/07 ...........................         1,500
                                                                    -----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
       PRINCIPAL
        AMOUNT                                                         VALUE
RATING*  (000)           DESCRIPTION                                  (NOTE 1)
--------------------------------------------------------------------------------
              FOOD SERVICE--5.1%
NR   $   500+ Ameriserve Food Distribution, Inc.**,
                 Sr. Sub. Note, 12.00%, 9/15/06 .................   $    25,000
B      1,000  Pantry, Inc., Sr. Sub. Note,
                 10.25%, 10/15/07 ...............................       955,000
BB-    1,000  Sbarro, Inc., Sr. Note,
                 11.00%, 9/15/09 ................................     1,045,000
Ba1    1,000  Tricon Global Restaurant, Sr. Note,
                 8.88%, 4/15/11 .................................       992,500
                                                                    -----------
                                                                      3,017,500
                                                                    -----------
              FOREST PRODUCTS--2.9%
CCC+   1,500  Ainsworth Lumber Co. Ltd.,
                 Sr. Sec. Note,
                 12.50%, 7/15/07 ................................     1,200,000
B      1,000  Doman Industries Ltd., Sr. Note,
                 8.75%, 3/15/04 .................................       535,000
                                                                    -----------
                                                                      1,735,000
                                                                    -----------
              HEALTH CARE--6.1%
B-     1,000  Alliance Imaging**,
                 Sr. Sub. Note,
                 10.38%, 4/15/11 ................................       987,500
B-     2,000  Concentra Operating Corp.,
                 Sr. Sub. Note,
                 Ser. A, 13.00%, 8/15/09 ........................     2,090,000
BB+      500  Healthsouth Corp.,
                 Sr. Sub. Note,
                 10.75%, 10/1/08 ................................       540,000
                                                                    -----------
                                                                      3,617,500
                                                                    -----------
              HOME FURNISHING--3.1%
B3     1,000  Mattress Discounters Corp., Sr. Note,
                 12.63%, 7/15/07 ................................       805,000
B      1,000  Salton, Inc.**,
                 Sr. Sub. Note,
                 12.25%, 4/15/08 ................................     1,008,750
                                                                    -----------
                                                                      1,813,750
                                                                    -----------
              HOTELS & CASINO--1.7%
B-     1,000  Ameristar Casinos, Inc.**,
                 Sr. Sub. Note,
                 10.75%, 2/15/09 ................................     1,025,000
                                                                    -----------
              INDUSTRIAL EQUIPMENT--11.3%
B      2,000  Actuant Corp., Sr. Sub. Note,
                 13.00%, 5/1/09 .................................     2,000,000
B        550  Flowserve Corp.,
                 Sr. Sub. Note,
                 12.25%, 8/15/10 ................................       588,500
              Great Lakes Dredge & Dock Corp.,
                 Sr. Sub. Note,
B-     1,520     11.25%, 8/15/08 ................................     1,520,000
B-       500     11.25%, 8/15/08** ..............................       498,750
B      2,000  National Equipment Services, Inc.,
                 Sr. Sub. Note, Ser. C,
                 10.00%, 11/30/04 ...............................     1,660,000
B3     1,000  Precision Partners, Inc.,
                 Sr. Sub. Note,
                 12.00%, 3/15/09 ................................       450,000
                                                                    -----------
                                                                      6,717,250
                                                                    -----------
              LEISURE--6.0%
B      3,000  Alliance Atlantis Commerce, Inc.,
                 Sr. Sub. Note, 13.00%, 12/15/09 ................     3,240,000
B-       500  Phoenix Color Corp.,
                 Sr. Sub. Note,
                 10.38%, 2/1/09 .................................       325,000
                                                                    -----------
                                                                      3,565,000
                                                                    -----------
              NONFERROUS METALS & MINERALS--2.4%
BB-    2,000  Golden Northwest Aluminum, Inc.,
                 1st Mtg. Note,
                 12.00%, 12/15/06 ...............................     1,300,000
C      2,000+ Republic Technologies International,
                 Sr. Sec. Note,
                 13.75%, 7/15/09 ................................       150,000
                                                                    -----------
                                                                      1,450,000
                                                                    -----------
              PHOTO EQUIPMENT & SUPPLIES--1.3%
B3     2,000  Polaroid Corp., Sr. Note,
                 11.50%, 2/15/06 ................................       780,000
                                                                    -----------

              PUBLISHING--1.3%
B2     1,000  Ziff Davis Media, Inc.,
                 Sr. Sub. Note,
                 12.00%, 7/15/10 ................................       765,000
                                                                    -----------
              RAIL INDUSTRIES--1.7%
B-     1,000  Railamerica Transportation Corp.,
                 Sr. Sub. Note,
                 12.88%, 8/15/10 ................................     1,000,000
                                                                    -----------
              REAL ESTATE INVESTMENT TRUST--1.7%
BB     1,000  Felcor Lodging L.P., Sr. Note,
                 9.50%, 9/15/08 .................................     1,035,000
                                                                    -----------
              RETAILERS--4.3%
Caa3   4,000  Hollywood Entertainment Corp.,
                 Sr. Sub. Note, Ser. B,
                 10.63%, 8/15/04 ................................     2,560,000
                                                                    -----------
              SURFACE TRANSPORT--1.7%
B-     1,000  Pacer International, Inc.,
                 Sr. Sub. Note, Ser. B,
                 11.75%, 6/1/07 .................................       985,000
                                                                    -----------
    TELECOMMUNICATIONS--26.9%
B2     1,000  Advanstar Communications, Inc.**,
                 Sr. Sub. Note,
                 12.00%, 2/15/11 ................................     1,020,000

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
       PRINCIPAL
        AMOUNT                                                         VALUE
RATING*  (000)           DESCRIPTION                                  (NOTE 1)
--------------------------------------------------------------------------------
              TELECOMMUNICATIONS--(CONT'D)
B     $1,500  Allegiance Telecom, Inc., Sr. Note,
                 12.88%, 5/15/08 ................................   $ 1,417,500
B+     2,000  Asia Global Crossing, Sr. Note,
                 13.38%, 10/15/10 ...............................     1,900,000
B+     2,000  McLeodUSA, Inc., Sr. Note,
                 11.38%, 1/1/09 .................................     1,740,000
B-     2,250  MGC Communications, Inc.,
                 Sr. Note, 13.00%, 4/1/10 .......................       540,000
B1     1,500  Nextel Communications, Inc.,
                 Sr.  Note, 12.00%, 11/1/08 .....................     1,425,000
B-     1,000  Nextel International, Inc., Sr. Note,
                 12.75%, 8/1/10 .................................       680,000
              Nextel Partners, Inc., Sr. Notes,
B3     1,250     11.00%, 3/15/10 ................................     1,087,500
B3     1,250     (14.80% commencing 2/1/04),
                 Zero coupon, 2/1/09 ............................       775,000
B      2,000  Nextlink Communications, Sr. Note,
                 12.50%, 4/15/06 ................................       900,000
NR     3,000  Northeast Optic, Sr. Note,
                 12.75%, 8/15/08 ................................     1,380,000
B-     1,000  Partner Communications,
                 Sr. Sub. Note,
                 13.00%, 8/15/10 ................................       880,000
NR       600  PF Net Communications, Inc., Sr. Note,
                 13.75%, 5/15/10 ................................       228,000
B-     2,000  Spectrasite Holdings, Inc., Sr. Note,
                 12.50%, 11/15/10 ...............................     1,980,000
                                                                    -----------
                                                                     15,953,000
                                                                    -----------
              UTILITIES--7.0%
BB-    2,000  Atlantic Methanol Capital Co.**,
                  Sr. Sec. Note,
                 10.88%, 12/15/04 ...............................     2,090,000
BB+    1,000  Calpine Canada Energy Finance,
                 Sr. Note,
                 8.50%, 5/1/08 ..................................       996,250
BB     1,000  CMS Energy Corp., Sr. Note,
                 9.88%, 10/15/07 ................................     1,060,000
                                                                    -----------
                                                                      4,146,250
                                                                    -----------
              Total Corporate Bonds
                 (cost $105,231,367) ............................    84,043,250
                                                                    -----------
      SHARES  PREFERRED STOCK--2.4%
      ------  TELECOMMUNICATIONS
B-     1,032  Adelphia Business Solutions,
                 Ser. B, 12.88%, 10/15/07, PIK ..................       412,722
B3     1,415  Nextel Communications, Inc.,
                 Ser. E, 11.13%, 2/5/10, PIK ....................     1,011,725
                                                                    -----------
              Total Preferred Stock
                 (cost $2,257,123) ..............................     1,424,447
                                                                    -----------
              WARRANTS@--0.1%
           2  Republic Technologies International,
                 Expires 7/15/09 ................................            20
           1  Mattress Discounters Corp.,
                 Expires 7/15/07 ................................         7,500
           1  Railamerica Transportation Corp.,
                 Expires 8/15/10 ................................        30,000
           1  PF Net Communications, Inc.,
                 Expires 5/15/10 ................................        12,000
                                                                   ------------
              Total Warrants
                 (cost $415,361) ................................        49,520
                                                                   ------------
              Total Long-Term Investments--144.2%
                 (cost $107,903,851) ............................    85,517,217
              Liabilities in excess of
                 other assets--(44.2)% ..........................   (26,221,509)
                                                                   ------------
              NET ASSETS--100% ..................................  $ 59,295,708
                                                                   ------------
----------
 *  Using the higher of Standard &Poor's, Moody's or Fitch's rating.
** Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
 +  Issuer is technically in default; non-income producing security.
 @  Non-income producing securities.

--------------------------------------------------------------------------------
                              KEY TO ABBREVIATION:

              PIK -- Payment in Kind. See glossary for definition.
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK HIGH YIELD TRUST
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
ASSETS

Investments, at value (cost $107,903,851) (Note 1) .............   $ 85,517,217
Cash ...........................................................          7,181
Interest receivable ............................................      2,946,660
Receivable for investments sold ................................      1,722,344
Other assets ...................................................         95,077
                                                                   ------------
                                                                     90,288,479
                                                                   ------------
LIABILITIES
Loan payable (Note 4) ..........................................     29,000,000
Payable for investments purchased ..............................      1,703,924
Interest payable ...............................................        159,234
Investment advisory fee payable (Note 2) .......................         77,362
Administration fee payable (Note 2) ............................          7,368
Deferred trustees fees (Note 1) ................................          6,291
Other accrued expenses .........................................         38,592
                                                                   ------------
                                                                     30,992,771
                                                                   ------------
NET ASSETS .....................................................   $ 59,295,708
                                                                   ============
Net assets were comprised of:
  Common stock, at par (Note 5) ................................   $      6,312
  Paid-in capital in excess of par .............................     94,530,528
                                                                   ------------
                                                                     94,536,840
  Undistributed net investment income ..........................        168,382
  Accumulated net realized loss ................................    (13,022,880)
  Net unrealized depreciation ..................................    (22,386,634)
                                                                   ------------
Net assets, April 30, 2001 .....................................   $ 59,295,708
                                                                   ============
NET ASSET VALUE PER SHARE:
  ($59,295,708 / 6,312,169 shares of
  common stock issued and outstanding) .........................         $ 9.39
                                                                         ======

--------------------------------------------------------------------------------
THE BLACKROCK HIGH YIELD TRUST
STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest earned (net of premium amortization
  of $49,010 and interest expense
  of $1,077,052) ...............................................   $  5,036,847
  Dividends ....................................................        104,725
                                                                   ------------
                                                                      5,141,572
                                                                   ------------
Expenses
  Investment advisory ..........................................        484,016
  Administration ...............................................         46,097
  Reports to shareholders ......................................         23,000
  Trustees .....................................................         12,000
  Custodian ....................................................         11,000
  Independent accountants ......................................          9,000
  Legal ........................................................          9,000
  Transfer agent ...............................................          8,000
  Miscellaneous ................................................          5,366
                                                                   ------------
    Total operating expenses ...................................        607,479
                                                                   ------------
Net investment income ..........................................      4,534,093
                                                                   ------------
REALIZED AND UNREALIZED LOSS
  ON INVESTMENTS
Net realized loss on investments ...............................     (6,307,939)
Net change in unrealized depreciation on
  investments ..................................................       (517,532)
                                                                   ------------
Net loss on investments ........................................     (6,825,471)
                                                                   ------------
NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS ....................................   $ (2,291,378)
                                                                   ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK HIGH YIELD TRUST
STATEMENT OF CASH FLOWS
SIX MONTHS ENDED APRIL 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

RECONCILIATION OF NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS TO NET CASH
  FLOWS PROVIDED BY OPERATING ACTIVITIES
Net decrease in net assets resulting from operations .........   $   (2,291,378)
                                                                 --------------
Decrease in investments ......................................        2,280,447
Net realized loss ............................................        6,307,939
Increase in payable for investments purchased ................        1,703,924
Decrease in receivable for investments sold ..................          626,193
Increase in unrealized depreciation ..........................          517,532
Decrease in interest receivable ..............................          172,756
Decrease in interest payable .................................          (30,732)
Increase in other assets .....................................          (30,033)
Decrease in accrued expenses .................................          (64,970)
                                                                 --------------
  Total adjustments ..........................................       11,483,056
                                                                 --------------
Net cash flows provided by operating activities ..............   $    9,191,678
                                                                 ==============
INCREASE (DECREASE) IN CASH
Net cash flows provided by operating activities ..............   $    9,191,678
                                                                 --------------
Cash flows used for financing activities:
  Decrease in loan ...........................................       (4,000,000)
  Cash dividends paid ........................................       (5,343,222)
  Net proceeds from Trust shares issued
    in reinvestment of dividends .............................           62,974
                                                                 --------------
Net cash flows used for financing activities .................       (9,280,248)
                                                                 --------------
  Net decrease in cash .......................................          (88,570)
  Cash at beginning of period ................................           95,751
                                                                 --------------
  Cash at end of period ......................................   $        7,181
                                                                 ==============

--------------------------------------------------------------------------------
THE BLACKROCK HIGH YIELD TRUST
STATEMENTS OF CHANGES
IN NET ASSETS (UNAUDITED)
--------------------------------------------------------------------------------
                                                     SIX MONTHS
                                                       ENDED        YEAR ENDED
                                                      APRIL 30,     OCTOBER 31,
                                                        2001            2000
                                                     -----------   ------------
INCREASE (DECREASE)
  IN NET ASSETS
Operations:
  Net investment income .........................    $ 4,534,093   $ 10,446,433
  Net realized loss .............................     (6,307,939)    (3,023,265)
  Net change in unrealized
  depreciation ..................................       (517,532)   (15,979,374)
                                                     -----------   ------------
  Net decrease in net assets
     resulting from operations ..................     (2,291,378)    (8,556,206)
  Dividends from net investment
     income .....................................     (5,343,222)   (10,228,626)
Net proceeds from Trust shares
  issued in reinvestment
  of dividends ..................................         62,974             --
                                                     -----------   ------------
Total decrease ..................................     (7,571,626)   (18,784,832)

NET ASSETS
Beginning of period .............................     66,867,334     85,652,166
                                                     -----------   ------------
End of period (including undis-
  tributed net investment
  income of $168,382 and
  $977,511, respectively) .......................    $59,295,708   $ 66,867,334
                                                     ===========   ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK HIGH YIELD TRUST
FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                                        FOR THE PERIOD
                                                                                                      DECEMBER 23, 1998**
                                                                       SIX MONTHS ENDED   YEAR ENDED       THROUGH
                                                                           APRIL 30,      OCTOBER 31,    OCTOBER 31,
                                                                             2001            2000           1999
                                                                       ----------------    --------   ------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ...............................       $  10.60        $  13.58       $  15.00
                                                                           --------        --------       --------
  Net investment income (net of $0.17, $0.42 and
    $0.26, respectively, of interest expense) ......................            .72            1.66           1.29
  Net realized and unrealized loss on investments ..................          (1.08)          (3.02)         (1.52)
                                                                           --------        --------       --------
Net decrease from investment operations ............................           (.36)          (1.36)          (.23)
                                                                           --------        --------       --------
Dividends from net investment income ...............................           (.85)          (1.62)         (1.17)
                                                                           --------        --------       --------
Capital charge with respect to issuance of shares ..................             --              --           (.02)
                                                                           --------        --------       --------
Net asset value, end of period* ....................................       $   9.39        $  10.60       $  13.58
                                                                           ========        ========       ========
Per share market value, end of period* .............................       $  12.13        $  11.88       $  12.50
                                                                           ========        ========       ========
TOTAL INVESTMENT RETURN+ ...........................................           9.59%           8.23%         (9.68)%
                                                                           ========        ========       ========
RATIOS TO AVERAGE NET ASSETS:
Operating expenses .................................................           1.89%+++        1.99%          1.98%+++a
Operating expenses and interest expense ............................           5.19%+++        5.29%          4.08%+++a
Net investment income ..............................................          14.14%+++       13.12%         10.34%+++

SUPPLEMENTAL DATA:
Average net assets (in thousands) ..................................       $ 64,653        $ 79,602       $ 92,116
Portfolio turnover .................................................             44%             92%           121%
Net assets, end of period (in thousands) ...........................       $ 59,296        $ 66,867       $ 85,652
Borrowings outstanding, end of period (in thousands) ...............       $ 29,000        $ 33,000       $ 41,000
Asset coverage++ ...................................................       $  3,050        $  3,032       $  3,094

----------
  * Net asset value and market value are published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.
 ** Commencement of investment  operations  (Note 1). a The annualized  ratio of operating expenses prior to reimbursement of expenses was 2.06%. The annualized ratio of operating expenses including interest expense prior to reimbursement was 4.16%.
  + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment return for periods of less than one year are not annualized.
 ++ Per $1,000 of reverse repurchase agreement outstanding.
+++ Annualized.

The information above represents the unaudited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK HIGH YIELD TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION    The  BlackRock  High  Yield  Trust  (the  "Trust"),  was
AND ACCOUNTING          organized  on August  10,  1998 as a  Delaware  business
POLICIES                trust,  and is registered as a  diversified,  closed-end
                        management   investment  company  under  the  Investment
Company Act of 1940. The Trust had no transactions until December 15, 1998 when it sold 6,667 shares of common stock for $100,000 to BlackRock Financial Management, Inc. Investment operations commenced on December 23, 1998. The investment objective of the Trust is to generate high current income with a secondary objective of capital appreciation. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

   The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: The Trust values debt securities, preferred stock,warrants and bank loans on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Trustees. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange traded options are valued at their last sales price as of the close of options trading on applicable exchanges. In the absence of a last sale options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades. Short-term securities are valued at amortized cost. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes discount or amortizes premium on securities purchased using the interest method. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient amounts of its taxable income to shareholders. Therefore, no Federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions monthly, first from net investment income, then from realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date.

   Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

DEFERRED COMPENSATION PLAN: Under a deferred compensation plan approved by the Board of Trustees on February 24, 2000, non-interested Trustees may elect to defer receipt of all or a portion of their annual compensation.

   Deferred amounts earn a return as though equivalent dollar amounts had been invested in common shares of other BlackRock funds selected by the Trustees. This has the same economic effect as if the Trustees had invested the deferred amounts in such other BlackRock funds.

   The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust. The Trust may, however, elect to invest in common shares of those funds selected by the Trustees in order to match its deferred compensation obligations.

NOTE 2. AGREEMENTS      The Trust has an  Investment  Advisory  Agreement and an
                        Administration   Agreement  with   BlackRock   Advisors,
                        Inc.(the "Advisor"),  which is a wholly-owned subsidiary
                        of  BlackRock,  Inc.,  which  in  turn  is an  indirect,
majority-owned subsidiary of PNC Financial Services Group, Inc. The Trust has an Administration Agreement with Prudential Investments Fund Management LLC ("PIFM") (collectively with the Advisor, the

"Administrators"), an indirect, wholly-owned subsidiary of The Prudential Insurance Co. of America.

   The investment advisory fee paid to the Advisor is computed weekly and payable monthly at an annual rate of 1.05% of the Trust's managed assets. The administration fee paid to each Administrator is also computed weekly and payable monthly at an annual rate of 0.05% of the Trust's managed assets, or net assets plus leverage.

   Pursuant to the agreements, the Advisor provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust. The Administrators pay occupancy and certain clerical and accounting costs of The Trust. The Trust bears all other costs and expenses.


NOTE 3. PORTFOLIO       Purchases and sales of investment securities, other than
SECURITIES              short-term  investments  for the six months  ended April
                        30,  2001  aggregated   $37,095,598   and   $38,662,606,
respectively.

   The Trust may invest in securities which are not readily marketable,including those which are restricted as to disposition under securities law("restricted securities"). On April 30, 2001, the Trust held 25% of its portfolio assets in securities restricted as to resale.

   The federal income tax basis of the Trust's investments at April 30, 2001 was $107,904,878, and, accordingly, net unrealized depreciation for federal income tax purposes was $22,387,661, (gross unrealized appreciation--$1,399,199; gross unrealized depreciation--$23,786,860).

   For federal income tax purposes, the Trust had a capital loss carryforward as of October 31, 2000 of approximately $6,714,000 of which $3,444,000 will expire in 2007 and $3,270,000 will expire in 2008. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.

NOTE 4. BORROWINGS      LOAN  PAYABLE:  The  Trust  has  a  $47  million  dollar
                        committed  credit facility (the  "facility").  Under the
terms of the facility, the fund borrows at the London Interbank Overnight Rate ("LIBOR") plus facility and administrative fees. In addition, the fund pays a liquidity fee on the unused portion of the facility. The fund may borrow up to 33-1/3% of its total assets up to the committed amount. In accordance with the terms of the debt agreement, the fund has pledged its portfolio assets as collateral for the borrowing.

   For the six months ended April 30, 2001, the Fund borrowed a daily weighted average balance of $29,895,028 at a weighted average interest rate at 7.12%. The maximum amount of borrowing outstanding at any month end during the period was $31,000,000. This maximum amount existed at month ends: November 30, 2000 (33.6% of total assets), and March 31, 2001 (33.2% of total assets).

REVERSE REPURCHASE AGREEMENTS: The Trust may enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the lender, containing liquid investment grade securities having a value not less than the repurchase price, including accrued interest of the reverse repurchase agreement.

   The Trust did not enter into any reverse repurchase agreement during the period.

NOTE 5. CAPITAL         There are an  unlimited  amount of $.01 par value common
                        stock authorized. Of the 6,312,169 shares outstanding at
April 30, 2001, the advisor owned 6,952 shares.

   During the six months ended April 30, 2001 the Trust issued 5,502 shares of common stock under the terms of its Dividend Reinvestment Plan.

NOTE 6. DIVIDENDS       Subsequent  to April 30, 2001,  the Board of Trustees of
                        the  Trust   declared  a  dividend  from   undistributed
earnings of $0.128125 per share payable May 31, 2001 to shareholders of record on May 15, 2001.

--------------------------------------------------------------------------------
                         THE BLACKROCK HIGH YIELD TRUST
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

      Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"),shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

      The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan agent will acquire shares for the participants' accounts,depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Trust ("newly issued shares") or (ii) by purchase of outstanding shares on the open market, on the New York Stock Exchange or elsewhere ("open-market purchases"). If, on the dividend payment date, the net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the transfer agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share (but in no event less than 95% of the then current market price per share) on the date the shares are issued. If, on the dividend payment date, the net asset value per share is greater than the market value per share (such condition being referred to herein as "market discount"), the transfer agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

      The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan
Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividends or distributions.

      The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of The Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
                         THE BLACKROCK HIGH YIELD TRUST
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      Quarterly performance and other information regarding the Trust may be found on BlackRock's website, which can be accessed at http://www.blackrock.com/funds/cefunds.html. This reference to BlackRock's website is intended to allow investors public access to quarterly information regarding the Trust and is not intended to incorporate BlackRock's website into this report.

      ANNUAL MEETING OF TRUST SHAREHOLDERS. There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in The Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

      The Annual Meeting of Shareholders was held May 24, 2001 to vote on the following matter:

      To elect three Directors as follows:

          DIRECTOR                   CLASS           TERM             EXPIRING
          --------                   -----           ----             --------
          Frank J. Fabozzi ........   II            3 years             2004
          Walter F. Mondale .......   II            3 years             2004
          Ralph L. Schlosstein ....   II            3 years             2004

          Directors whose term of office continues beyond this meeting are Andrew F. Brimmer, Kent Dixon, Laurence D. Fink, Richard E. Cavanagh and James Clayburn La Force, Jr.

      Shareholders elected the three Directors. The results of the voting were as follows:

                                  VOTES FOR     VOTES AGAINST     ABSTENTIONS
                                  ---------     -------------     -----------
      Frank J. Fabozzi ........   5,939,770          --              91,555
      Walter F. Mondale .......   5,917,002          --             114,323
      Ralph L. Schlosstein ....   5,964,406          --              66,919

--------------------------------------------------------------------------------
                         THE BLACKROCK HIGH YIELD TRUST
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE
      The BlackRock High Yield Trust's primary investment objective is to provide high current income with a secondary objective of capital appreciation. To this end, the Trust will be invested primarily in a diversified portfolio of high yield bonds and other income securities.

WHO MANAGES THE TRUST?
BlackRock Advisors, Inc. (the "Advisor") manages the Trust. The Advisor is a wholly-owned subsidiary of BlackRock, Inc. ("BlackRock"), which is one of the largest publicly traded investment management firms in the United States with $202 billion of assets under management as of March 31, 2001. BlackRock manages assets on behalf of more than 3,300 institutions and 200,000 individuals worldwide, including nine of the ten largest companies in the U.S. as determined by Fortune Magazine, through a variety of equity, fixed income, liquidity and alternative investment separate accounts and mutual funds, including the BLACKROCK FUNDS and BLACKROCK PROVIDENT INSTITUTIONAL FUNDS. In addition, BlackRock provides risk management and technology services to a growing number of institutional investors under the BLACKROCK SOLUTIONS name. Clients are served from BlackRock's headquarters in New YorkCity, as well as offices in Wilmington, DE, Edinburgh, Scotland, Tokyo, Japan, and Hong Kong. BlackRock is a member of The PNC Financial Services Group, Inc. ("PNC"), one of the largest diversified financial services organizations in the United States, and is majority-owned by PNC and by BlackRock employees.

WHAT CAN THE TRUST INVEST IN?
Under normal market conditions, the Trust will invest at least 80% of its assets in high yield securities. High yield securities are generally income securities which, if rated, are rated lower than Baa by Moody's Investors Service (or "Moody's"), lower than BBB by Standard & Poor's Ratings Group (or "S&P") or similarly rated by other rating agencies. These securities may include corporate bonds, zero coupon bonds, preferred stocks, payment in kind securities, deferred payment securities, bank loans, mezzanine investments, collateralized bond obligations, mortgage-related, asset-backed securities and foreign securities.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?
In pursuing the Trust's investment objective by investing in high yield securities, the Advisor will seek to identify issuers and industries that it believes are likely to experience stable or improving financial conditions. The Advisor will also consider relative value among issuers based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects.The Advisor will apply its risk management framework by using proprietary technology and value-oriented security selection to identify the securities that are expected to deliver the highest yield for the amount of risk assumed. The Trust's investment strategy emphasizes risk management through the following: creating a diversified portfolio of securities within various sectors of the high yield market; performing individual, company-by-company credit research to seek the selection of securities which the Advisor believes will be able to meet its debt obligations; performing sector analysis to determine the sectors which the Advisor expects to have stable or improving credit quality in the future;and utilizing the expertise and experience of the management team to make investment decisions.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?
The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of The Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, State Street Bank & Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN THE TRUST
Under current market conditions, leverage increases the income earned by The Trust. The Trust employs leverage primarily through the utilization of its committed credit facility. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 331/3% of total assets. Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the Trust in a declining rate environment, but can cause net assets to decline faster than the market in arising environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should the Advisor consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO THE TRUST

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

INVESTMENT OBJECTIVE. Although the primary investment objective of the Trust is to provide high current income, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to vary over time as fixed income market conditions change. Future dividends maybe higher or lower than the dividend the Trust is currently paying.

LOWER-GRADE SECURITIES. As a "high yield fund," the majority of the Trust's assets will be invested in high-risk, high yield securities of lower grade quality, which are commonly referred to as "junk bonds." With its portfolio consisting predominantly of lower grade securities, the Trust is exposed to greater risks than a fund that owns higher grade securities. Because of the substantial risks associated with lower grade securities, an investor could lose money on an investment in shares of the Trust, both in the short-term and the long-term. An investor should consider all risks including, but not limited to, credit risk.

CREDIT RISK. Credit risk refers to an issuer's ability to make payments of principal and interest when they are due. Because the Trust will own securities with low credit quality, it will be subject to a high level of credit risk. The credit quality of such securities is considered speculative by rating agencies with respect to the issuer's ability to pay interest or principal. The prices of lower grade securities are more sensitive to negative corporate developments,such as a decline in profits, or adverse economic conditions, such as recession, than are the prices of higher grade securities. Securities that have longer maturities or that do not make regular interest payments also fluctuate more in price in response to negative corporate or economic news. Therefore, lower grade securities may experience high default rates, which would mean that the Trust may lose some of its investment in such securities, which would adversely affect the Trust's net asset value and ability to make distributions. The effects of this default risk are significantly greater for the holders of lower grade securities often are unsecured and subordinated to the payment rights of other creditors of the issuer.

LEVERAGE.   The  Trust   utilizes   leverage   through  its   committed   credit
facility,which involves special risks. The Trust's net asset value and market value maybe more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BHY) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

ZERO COUPON SECURITIES. Such securities receive no cash flows prior to maturity;therefore, interim price movement on the securities are generally more sensitive to interest rate movements then securities that make periodic coupon payments.These securities appreciate in value over time and can play an important role in helping the Trust achieve its primary objectives.

DEFERRED PAYMENT SECURITIES: Deferred payment securities have no current interest payment obligation and convert on a specified date prior to maturity to interest bearing securities.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

NON-U.S. SECURITIES. The Trust may invest up to 35% of its total assets in non-U.S. dollar-denominated securities which involve special risks such as currency, political and economic risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of The Trust's Board of Trustees and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
                         THE BLACKROCK HIGH YIELD TRUST
                                    GLOSSARY
--------------------------------------------------------------------------------

CLOSED-END FUND:                   Investment  vehicle which initially  offers a
                                   fixed number of shares and trades on a stock exchange. The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

COMMERCIAL MORTGAGE
BACKED SECURITIES (CMBS):          Mortgage-backed  securities secured or backed
                                   by mortgage loans on commercial properties.

DISCOUNT:                          When a fund's net asset value is greater than
                                   its stock price the fund is said to be trading at a discount.

DIVIDEND:                          Income generated by securities in a portfolio
                                   and distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends on a monthly basis.

DIVIDEND REINVESTMENT:             Shareholders  may elect to have all dividends
                                   and    distributions    of   capital    gains
                                   automatically   reinvested   into  additional
                                   shares of the Trust.

MARKET PRICE:                      Price per share of a security  trading in the
                                   secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

NET ASSET VALUE (NAV):             Net asset value is the total  market value of
                                   all  securities  and other assets held by the
                                   Trust,    plus   income    accrued   on   its
                                   investments, minus any liabilities including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.

PAYMENT IN KIND SECURITIES:        Payment in kind  securities  pay  interest or
                                   dividends in additional securities rather than cash.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

--------------------------------------------------------------------------------
                            BLACKROCK ADVISORS, INC.
                           SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------

TAXABLE TRUSTS
-------------------------------------------------------------------------------------------------------------
                                                                           STOCK               MATURITY
                                                                           SYMBOL                DATE
                                                                           ------              --------
PERPETUAL TRUSTS
The BlackRock Income Trust Inc.                                             BKT                   N/A
The BlackRock North American Government Income Trust Inc.                   BNA                   N/A
The BlackRock High Yield Trust                                              BHY                   N/A

TERM TRUSTS
The BlackRock Strategic Term Trust Inc.                                     BGT                  12/02
The BlackRock Investment Quality Term Trust Inc.                            BQT                  12/04
The BlackRock Advantage Term Trust Inc.                                     BAT                  12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.                   BCT                  12/09

TAX-EXEMPT TRUSTS
-------------------------------------------------------------------------------------------------------------
                                                                           STOCK               MATURITY
                                                                           SYMBOL                DATE
                                                                           ------              --------
PERPETUAL TRUSTS
The BlackRock Investment Quality Municipal Trust Inc.                       BKN                   N/A
The BlackRock California Investment Quality Municipal Trust Inc.            RAA                   N/A
The BlackRock Florida Investment Quality Municipal Trust                    RFA                   N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.            RNJ                   N/A
The BlackRock New York Investment Quality Municipal Trust Inc.              RNY                   N/A
The BlackRock Pennsylvania Strategic Municipal Trust                        BPS                   N/A
The BlackRock Strategic Municipal Trust                                     BSD                   N/A

TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc.                              BMN                  12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.                        BRM                  12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.             BFC                  12/08
The BlackRock Florida Insured Municipal 2008 Term Trust                     BRF                  12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.               BLN                  12/08
The BlackRock Insured Municipal Term Trust Inc.                             BMT                  12/10



      IF YOU WOULD LIKE FURTHER INFORMATION PLEASE DO NOT HESITATE TO CALL BLACKROCK AT (800) 227-7BFM (7236) OR CONSULT WITH YOUR FINANCIAL ADVISOR.

--------------------------------------------------------------------------------
                            BLACKROCK ADVISORS, INC.
                                   AN OVERVIEW
--------------------------------------------------------------------------------

      BlackRock Advisors, Inc. (the "Advisor") manages the Trust. The Advisor is a wholly-owned subsidiary of BlackRock, Inc. ("BlackRock"), which is one of the largest publicly traded investment management firms in the United States with $202 billion of assets under management as of March 31, 2001. BlackRock manages assets on behalf of more than 3,300 institutions and 200,000 individuals worldwide, including nine of the ten largest companies in the U.S. as determined by FORTUNE MAGAZINE, through a variety of equity, fixed income, liquidity and alternative investment separate accounts and mutual funds, including the BLACKROCK FUNDS and BLACKROCK PROVIDENT INSTITUTIONAL FUNDS. In addition, BlackRock provides risk management and technology services to a growing number of institutional investors under the BLACKROCK SOLUTIONS name. Clients are served from BlackRock's headquarters in New York City, as well as offices in Wilmington, DE, Edinburgh, Scotland, Tokyo, Japan, and Hong Kong. BlackRock is a member of The PNC Financial Services Group, Inc. ("PNC"), one of the largest diversified financial services organizations in the United States, and is majority-owned by PNC and by BlackRock employees.

      BlackRock's fixed income product was introduced in 1988 by a team of highly seasoned fixed income professionals. These professionals had extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, several individuals at BlackRock were responsible for developing many of the major innovations in the mortgage-backed and asset-backed securities markets, including the creation of the first CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

      BlackRock is unique among asset management and advisory firms in the emphasis it places on the development of proprietary analytical capabilities. Over one quarter of the firm's professionals are dedicated to the design, maintenance and use of these systems, which are not otherwise available to investors. BlackRock's proprietary analytical tools are used for evaluating, and designing fixed income investment strategies for client portfolios. Securities purchased include mortgages, corporate bonds, municipal bonds and a variety of hedging instruments.

      BlackRock has developed investment products that respond to investors' needs and has been responsible for several major innovations in closed-end funds. In fact, BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAA rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. Currently, BlackRock's closed-end funds have dividend reinvestment plans, which are designed to provide ongoing demand for the stock in the secondary market. BlackRock manages a wide range of investment vehicles, each having specific investment objectives and policies.

      In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions that you may have about your BlackRock funds and we thank you for the continued trust that you place in our abilities.

                      IF YOU WOULD LIKE FURTHER INFORMATION
           PLEASE DO NOT HESITATE TO CALL BLACKROCK AT (800) 227-7BFM

[Logo] BLACKROCK

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Scott Amero, VICE PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Dennis Schaney, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Anne Ackerley, SECRETARY

INVESTMENT ADVISOR AND CO-ADMINISTRATOR
BlackRock Advisors, Inc.
100 Bellevue Parkway
Wilmington, DE 19809
(800) 227-7BFM

CO-ADMINISTRATOR
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

INDEPENDENT ACCOUNTANTS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036

LEGAL COUNSEL - INDEPENDENT DIRECTORS
Debevoise & Plimpton
875 Third Avenue
New York, NY 10022

   The accompanying financial statements as of April 30, 2001 were not audited and accordingly, no opinion is expressed on them.

   This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.

                         THE BLACKROCK HIGH YIELD TRUST
                 c/o Prudential Investments Fund Management LLC
                              Gateway Center Three
                               100 Mulberry Street
                              Newark, NJ 07102-4077
                                 (800) 227-7BFM

[Logo] Printed on recycled paper                                    09248N-10-2



THE [Logo] BLACKROCK
HIGH YIELD
TRUST
------------------------
SEMI-ANNUAL REPORT
APRIL 30, 2001



[Logo] BLACKROCK